UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

--------------------------------------------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): March 28, 2006

                                 Intermec, Inc.
             (Exact name of registrant as specified in its charter)

           Delaware                001-13279                  95-4647021
 (State or other jurisdiction     (Commission              (I.R.S. Employer
       of incorporation)          file number)          Identification Number)

                   6001 36th Avenue West
                    Everett, Washington
                      www.intermec.com                            98203-1264
   (Address of principal executive offices and Internet site)     (Zip Code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.       Other Events.

On March 22, 2006, the Board of Directors of the Registrant authorized the Registrant to repurchase up to $100 million of its outstanding common stock in open market purchases or privately negotiated transactions.

The share repurchases will be financed by currently available cash and cash equivalents. The authorization will be used from time to time, subject to market conditions, the relative attractiveness of other capital deployment opportunities, and regulatory considerations. Any repurchases are intended to make appropriate adjustments to the Registrant's capital structure and are for general corporate purposes.

The press release announcing the foregoing is attached to this Report as Exhibit 99.1.


Item 9.01        Financial Statements and Exhibits.

(d)      Exhibits.

         99.1    Press Release dated March 28, 2006.

                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          Intermec, Inc.
                                          (Registrant)



Date: March 28, 2006                      By: /s/ Janis L. Harwell
                                              ----------------------------------
                                                  Janis L. Harwell
                                                  Senior Vice President, General
                                                  Counsel and Corporate
                                                  Secretary